UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                   May 7, 2002


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                               0-13368 37-1103704
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                                 (217) 234-7454
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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Item 5.   Other Events

         On May 7, 2002, the engagement by Registrant of West & Company, LLC as auditor of the Registrant's 401(k) Profit Sharing Plan was terminated.



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                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: May 13, 2002                        By: ________________________________
                                                       William S. Rowland
                                                       President and Chief
                                                       Executive Officer